Exhibit 99.1

JOINT PRESS RELEASE
Allegiance Bancshares, Inc.
ir@allegiancebank.com

CBTX, Inc.
investors@CBoTX.com

Allegiance Bancshares, Inc. and CBTX, Inc.
Announce Regulatory Approvals for Merger of Equals

HOUSTON, TEXAS September 15, 2022 - Allegiance Bancshares, Inc. (NASDAQ: ABTX) (“Allegiance”), the holding company of Allegiance Bank, and CBTX, Inc. (NASDAQ: CBTX) (“CBTX”), the holding company of CommunityBank of Texas, N.A., today jointly announced receipt of regulatory approval from the Board of Governors of the Federal Reserve System to complete the previously announced merger of equals. This approval follows prior approvals from the Federal Deposit Insurance Corporation, the Texas Department of Banking and the shareholders of both companies. No further regulatory approvals are required to complete the merger of Allegiance and CBTX. Upon closing, the merger will create a premier Texas banking franchise with the scale and capabilities to provide extraordinary service to a broad range of business and consumer customers throughout the Houston region and beyond.
Allegiance and CBTX expect to complete the merger on or about October 1, 2022, pending satisfaction or waiver of customary closing conditions. Following completion of the merger, the combined company will change its name to Stellar Bancorp, Inc. and will trade under the ticker symbol “STEL”.
“We are pleased to have received regulatory approval for the merger of our two highly complementary companies,” said CBTX’s Chairman, CEO and President Robert R. Franklin, Jr., who will lead the combined company as CEO. “The scale of this combination reinforces its value as we share common cultures with the commitment to enhance and deliver long-term value to our customers, employees, shareholders and communities we serve,” continued Franklin.
“Receiving the necessary approvals paves the way for the great opportunity that we have ahead of us to create a powerful partnership that will further set us apart as a leader and competitor across our markets,” said Allegiance Chairman and CEO Steve Retzloff. “After months of collaborative planning, we are dedicated to ensuring a successful integration of our two outstanding financial institutions,” concluded Retzloff.
Banking locations for both companies will continue to operate under their respective names until full integration is complete, which is anticipated to take place in the first quarter of 2023. Until integration, customers will not experience any changes to their banking and should continue using their current banking locations, checks, bank cards, online banking and other banking services. Signage and documents will begin to reflect the Stellar Bank name following the integration of the companies’ banking systems.
About Allegiance Bancshares, Inc.
As of June 30, 2022, Allegiance was a $6.73 billion asset Houston, Texas-based bank holding company. Through its wholly owned subsidiary, Allegiance Bank, Allegiance provides a diversified range of commercial banking services primarily to small- to medium-sized businesses and individual customers in the Houston region. As of June 30, 2022, Allegiance Bank operated 26 full-service banking locations in the Houston region, which we define as the Houston-The Woodlands-Sugar Land and Beaumont-Port Arthur metropolitan statistical areas. Visit www.allegiancebank.com for more information.

About CBTX, Inc.
As of June 30, 2022, CBTX, Inc. was a $4.32 billion asset bank holding company for CommunityBank of Texas, N.A., a community bank, offering commercial banking solutions to small and mid-sized businesses and professionals with 34 banking locations across the Houston, Dallas, Beaumont and surrounding communities in Texas. Visit www.communitybankoftx.com for more information.
Forward-Looking Statements
Certain statements in this press release which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
These statements include, but are not limited to, statements about the benefits of the proposed merger of CBTX and Allegiance, including future financial performance and operating results, statements related to the expected timing of the completion of the merger, the combined company’s plans, business and growth strategies, objectives, expectations and intentions, and other statements that are not historical facts, including projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “scheduled,” “plans,” “intends,” “projects,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” “would,” or “continue” or negatives of such terms or other comparable terminology.
All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Allegiance and CBTX to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: (1) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized; (2) disruption to the parties’ businesses as a result of the pendency of the merger; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (4) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (5) the amount of the costs, fees, expenses and charges related to the merger; (6) the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; (7) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the merger; (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger; (9) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (10) the dilution caused by CBTX’s issuance of additional shares of its common stock in the merger; (11) general competitive, economic, political and market conditions; and (12) other factors that may affect future results of Allegiance and CBTX including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Texas Department of Banking and Office of the Comptroller of the Currency and legislative and regulatory actions and reforms.
Additional factors which could affect future results of Allegiance and CBTX can be found in Allegiance’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and CBTX’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at https:// www.sec.gov. Each of Allegiance and CBTX disclaims any obligation and does not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.
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